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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT
                             TO STANDSTILL AGREEMENT
                             -----------------------

         This First Amendment to Standstill Agreement ("First Amendment") is effective as of the 14th day of December 2001, and is executed by and among (a) Metatec International, Inc. (the "Company"), an Ohio corporation, as borrower,
(b) The Huntington National Bank ("Huntington"), a national banking association, Bank One, NA ("Bank One") and all other financial institutions from time to time hereafter party to the Amended and Restated Loan Agreement dated as of March 31, 2001 (as amended by the Standstill Agreement (as defined below) and as amended from time to time, the "Loan Agreement") as lenders (Huntington, Bank One and such financial institutions, collectively the "Banks" and individually a "Bank"); and Huntington in its capacity as Administrative Agent for the Banks pursuant to the Loan Agreement (the "Administrative Agent"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

         A. The Company, the Banks and the Administrative Agent as of November 20, 2001, entered into a certain Standstill Agreement and First Amendment to Amended and Restated Loan Agreement (the "Standstill Agreement").

         B. The Company, the Banks and the Administrative Agent have agreed to modify and amend certain provisions of the Standstill Agreement, as set forth below.

                             STATEMENT OF AGREEMENT

         In consideration of the foregoing, and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Banks and the Administrative Agent agree as follows:


         1. The above Recitals are incorporated by this reference into the agreement of the parties.

         2. The Standstill Agreement is amended as follows:

            (a) Section 3 ACKNOWLEDGMENT OF OBLIGATIONS is replaced as of December 14, 2001, with the following: "Section 3. ACKNOWLEDGMENT OF OBLIGATIONS. As of December 14, 2001: (a)(i) the outstanding principal balance of the Huntington Revolving
                 Note is $4,963,522.32, (ii) the outstanding principal balance of the Bank One Revolving Note is $3,309,014.88, (iii) the outstanding principal balance of the Huntington Term Note is $5,595,750.00, (iv) the outstanding principal balance of the Bank One Term Note is $3,730,500.00, and (v) the aggregate stated value of issued and outstanding Sub-Facility Letters of Credit is $2,050,000.00; (b) in

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                           addition to the foregoing principal sums of the
                           Notes, the Company is indebted to the Banks with respect to the Notes and the Loan Agreement for accrued and unpaid interest, accrued and unpaid Commitment Fees, late charges, and other fees and assessments; and (c) all such amounts are payable in full as provided in the Loan Agreement and the Loan Documents, without offset, recoupment, deduction or counterclaim of any kind or character whatsoever, but are subject to increase or other adjustment as a result of any and all advances, interest charges, late charges and other assessments, including, without limitation, attorneys' fees and costs of collection, which are payable to the Administrative Agent and the Banks under the Loan Agreement and the Loan Documents."

                  (b) Section 7 STANDSTILL PERIOD is amended (i) to delete "December 14, 2001" in the first sentence and to replace it with "February 8, 2002;" and (ii) to delete the existing the second paragraph and replace it with the following: "As used herein, a "Standstill Termination Event" shall exist if any of the following (excluding the Current Defaults) occurs:
                           (a) the Company fails to make any payment with respect to any Obligation by the date such payment is due (other than $625,000.00 principal payments due on November 30, 2001, December 31, 2001, and January 31, 2002 with respect to the Term Note and certain $75,000.00 fee payments due November 30, 2001, to each of Huntington and Bank One under the Section
                           2.14 of the Loan Agreement, all of which payments are hereby deferred to the end of the Standstill Period); or (b) any other Event of Default occurs (and a breach of any term of this Agreement shall constitute an additional Event of Default under the Loan Agreement)."

                  (c) Section 8 AMENDMENT OF LOAN AGREEMENT is amended to delete "December 14, 2001" in the first paragraph of
                           Section 8(c) [Section 1.3(j)(i) of the Loan
                           Agreement] and to replace it with "February 8, 2002.

                  (d) Section 8 AMENDMENT OF LOAN AGREEMENT is amended to delete the sixth paragraph of Section 8(c) [Section 1.3(j)(vi) of the Loan Agreement] and replace it with the following: "(vi) Termination. The unpaid principal balance of the Draw Loan, together with all accrued and unpaid interest and all fees, charges and other outstanding obligations arising in connection with the Draw Loan, shall be due and payable on February 8, 2002, or at the date of acceleration of the Draw Note."

                  (e) Section 8 AMENDMENT OF THE LOAN AGREEMENT is amended to delete "November 30, 2001" in each of the two instances in which it occurs in Section 8(d), and to replace it in each instance with "November 30, 2001, December 31, 2001 and January 31, 2002."

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                  (f)      Section 8 AMENDMENT OF THE LOAN AGREEMENT is amended
                           to insert at the end of subparagraph (ii) of (j) OVER-ADVANCE DRAW LOAN FACILITY the following: "Net proceeds of the M&E Equipment" as used in the preceding sentence and in Section 4.24(b) of the Loan Agreement means the proceeds received by the Banks less the amount up to $500,000.00 that the Company is required to pay to the Landlord pursuant to the terms of a lease termination agreement to which the Banks have consented in form and in substance. For purposes of determining the value of machinery and equipment in computing the maximum principal amount of the Over-Advance Draw Loan, the values contained in the July 2001 appraisal will be used absent material change in the value of such machinery and equipment."

                  (g) Section 8 AMENDMENT OF THE LOAN AGREEMENT is amended to delete "November 30, 2001" in each of the two instances in which it occurs in Section 8(e), and to replace it in each instance with "November 30, 2001, December 31, 2001 and January 31, 2002."

                  (h) Section 8 AMENDMENT OF THE LOAN AGREEMENT is amended to delete "December 14, 2001" where it appears in the first sentence of Section 8(h) and to replace it with "February 8, 2002."

                  (i) The term "Current Defaults" as used in the Standstill Agreement is amended to include the failure of the Company to meet the requirements of Sections 4.12 and
                           4.21 of the Loan Agreement with respect to the periods ending November 30, 2001.

                  (j) A new Section 26 is added to the Standstill Agreement, as follows:

                           Section 26. ASSET SALES. Notwithstanding any provision of the Loan Agreement or any of the Loan Documents (including, without limitation, Section 4.3 of the Loan Agreement), the Company shall not, without the prior written consent of the Administrative Agent and the Required Banks, sell, transfer or otherwise dispose of any personal property assets unless the proceeds of such assets are delivered to the Administrative Agent. Nothing contained in this Section 26 shall be construed to permit the Company to sell any assets. In the event that the sale of personal property assets, and the application of the proceeds thereof to the Revolving Loan, results in an over-advance under the Revolving Loan, the Over-Advance Draw Loan will be increased by the amount of such over-advance, and the Draw Note will be increased correspondingly in the amount of the over-advance.


         3. This First Amendment represents the entire understanding of the parties with respect to the subject matter hereof. Except as expressly set forth in this First Amendment, the

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Standstill Agreement, and the Obligations of the Company to the Administrative
Agent and the Banks under the Standstill Agreement, the Loan Agreement and the other Loan Documents shall remain as currently written and in full force and effect in all respects, and nothing contained herein shall affect, alter, modify, limit or impair any of the rights and powers that the Administrative Agent and the Banks may have thereunder. Each of the representations, warranties, acknowledgments and waivers made by the Company in the Standstill Agreement as originally written remain in full force and effect. Without limiting the generality of the foregoing, the Company makes the same representations and warranties with respect to this First Amendment that it made with respect to the Standstill Agreement and the Loan Documents in Section 14 of the Standstill Agreement.

         4. This First Amendment may be executed in any number of counterparts, with the same effect as if the signatures were on the same instrument. This First Amendment shall be interpreted, and the rights and obligations of the parties determined, in accordance with the internal laws of the state of Ohio.

         IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed and delivered this First Amendment on December 31, 2001, effective as of December 14, 2001.

                                    COMPANY:
                                    METATEC INTERNATIONAL, INC., an Ohio
                                    corporation

                                    By:  /s/ Christopher A. Munro
                                        ------------------------------
                                    Its:  President and CEO
                                         -----------------------------

                                    ADMINISTRATIVE AGENT:

                                    THE HUNTINGTON NATIONAL BANK, a national banking association, as Administrative Agent

                                    By:  /s/ David F. Isler
                                        ------------------------------
                                    Its:  Senior Vice President
                                         -----------------------------

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                                    BANK:

                                    THE HUNTINGTON NATIONAL BANK, a national banking association

                                    By:  /s/ David F. Isler
                                        ------------------------------
                                    Its:  Senior Vice President
                                         -----------------------------

                                    BANK:

                                    BANK ONE, NA, a national banking association

                                    By:  /s/ Michael A. Reeves
                                         -----------------------------
                                    Its:  Vice President
                                         -----------------------------